SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Lennar Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Seven Hundred N.W. 107th Avenue, Miami, Florida 33172 — (305) 559-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 2, 2002

TO THE STOCKHOLDERS OF LENNAR CORPORATION:

      This is to notify you that the Annual Meeting of Stockholders of Lennar Corporation will be held at the Doral Park Golf and Country Club, 5001 N.W. 104th Avenue, Miami, Florida on Tuesday, April 2, 2002, at 11:00 o’clock a.m. Eastern Time, for the following purposes:

1.	To elect three directors. The other directors have been elected for terms that expire in subsequent years.

2.	To transact any other business which may properly come before the meeting.

      Only stockholders of record at the close of business on February 20, 2002 will be entitled to notice of or to vote at the meeting or any adjournment of the meeting. Our transfer books will not be closed.

      If you do not intend to be present at the meeting, please sign and return the enclosed proxy. If you attend and vote in person, the proxy will not be used with regard to the matters on which you voted.

By Order of the Board of Directors

DAVID B. McCAIN
Secretary

Dated: March 8, 2002

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXY

      Our management is soliciting the accompanying proxy. The proxyholders named in the proxy will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote the proxies for the three director nominees described below. They will not vote shares as to which proxies instruct the proxyholders to abstain (or which are marked by brokers to show that specified numbers of shares are not to be voted). We are mailing this proxy statement and the accompanying form of proxy on or about March 8, 2002 to all stockholders of record on February 20, 2002. If you give a proxy, you may revoke it at any time before it is voted by a written instrument of revocation which we receive at our office at 700 N.W. 107th Avenue, Miami, Florida 33172, or in open meeting, without, however, affecting any vote which has already been taken. Your presence at the meeting will not revoke a proxy, but if you attend the meeting and cast a ballot, that will revoke a proxy as to the matter on which the ballot is cast.

Cost and Method of Solicitation

      We will bear the cost of soliciting proxies. We are soliciting proxies by mail and, in addition, our directors, officers and employees may solicit proxies personally or by telephone. We will reimburse custodians, brokerage houses, nominees and other fiduciaries for the cost of sending proxy material to their principals.

Voting Rights and Proxies

      Only stockholders of record at the close of business on February 20, 2002 will be entitled to vote at the meeting. Our only outstanding voting securities on that date were 54,535,161 shares of Common Stock and 9,700,462 shares of Class B Common Stock. Each outstanding voting share of Common Stock is entitled to one vote. Each outstanding voting share of Class B Common Stock is entitled to ten votes.

      You may vote your stock in person or by your signed, written proxy. We will deem any message sent to us prior to the time for voting which appears to have been transmitted by a stockholder, or any reproduction of a proxy, to be sufficient. The death or incapacity of a person who gives a proxy will not revoke the proxy, unless the fiduciary who has control of the shares represented by the proxy notifies us in writing of the death or incapacity.

Principal Stockholders

      On February 20, 2002, the following persons were the only persons who, insofar as we are aware based upon the most recent filings with the Securities and Exchange Commission (“SEC”), owned beneficially more than 5% of any class of our voting securities:

		Amount and
		Nature of Beneficial	Percent of
Name and Address of Beneficial Owner	Title of Class	Ownership	Class

Leonard Miller	Class B Common Stock	9,671,961 (1)	99.7%
700 N.W. 107th Ave Miami, FL 33172
FMR Corp.	Common Stock	8,128,950	14.9%
82 Devonshire Street Boston, MA 02109-3614
Capital Growth Management	Common Stock	5,303,800	9.7%
Limited Partnership One International Place Boston, MA 02110

(1)	Leonard Miller’s shares are owned by limited partnerships. Corporations or other entities which are directly or indirectly wholly-owned by Mr. Miller are the general partners of the limited partnerships. The limited partners consist of Mr. Miller, members of his family, entities directly or indirectly owned by Mr. Miller or members of his family and trusts for their benefit.

      On February 20, 2002, The Depository Trust Company owned of record 53,057,831 shares of Common Stock, which was 97.3% of the outstanding Common Stock. We understand those shares were held beneficially for members of the New York Stock Exchange, some of whom may in turn have been holding shares beneficially for customers.

      Our voting securities which our directors and executive officers owned on February 20, 2002 were as follows:

		Amount and
		Nature of Beneficial		Percent
Name of Beneficial Owner	Title of Class	Ownership(1)		of Class

Leonard Miller	Class B Common Stock	9,671,961	(2)(3)	99.7%
	Common Stock	18,370		(5)
Irving Bolotin	Common Stock	103,000		(5)
Steven L. Gerard	Common Stock	2,259		(5)
Bruce E. Gross	Common Stock	127,024		(5)
Jonathan M. Jaffe	Common Stock	258,206		(5)
R. Kirk Landon	Common Stock	9,900		(5)
Sidney Lapidus	Common Stock	87,778		(5)
Stuart A. Miller	Class B Common Stock	9,000		(5)
	Common Stock	432,252	(3)	(5)
Allan J. Pekor	Common Stock	63,740		(5)
Hervé Ripault	Common Stock	2,500		(5)
Steven J. Saiontz	Common Stock	102,031	(3)(4)	(5)
Donna E. Shalala	Common Stock	—		(5)
Robert J. Strudler	Common Stock	91,241		(5)
Directors and Officers as a Group (18 persons)	Class B Common Stock	9,680,961		99.8%
	Common Stock	1,539,285		2.8%

(1)	Includes currently exercisable stock options and stock options which become exercisable within sixty days after February 20, 2002. Those options include options held by Irving Bolotin relating to 3,000 shares, Steven L. Gerard relating to 1,000 shares, Bruce E. Gross relating to 25,484 shares, Jonathan M. Jaffe relating to 91,750 shares, R. Kirk Landon relating to 1,000 shares, Sidney Lapidus relating to 3,000 shares, Stuart A. Miller relating to 277,000 shares, Allan J. Pekor relating to 1,001 shares, Hervé Ripault relating to 1,000 shares, Steven J. Saiontz relating to 3,000 shares, Robert J. Strudler relating to 1,000 shares, and all directors and executive officers relating to 435,135 shares. Amounts also include shares held by our Employee Stock Ownership/401(k) Plan for the accounts of the named persons and restricted stock issued under our 2000 Stock Option and Restricted Stock Plan which is subject to forfeiture under some circumstances. Additional information about these shares is contained in Note (2) to the Summary Compensation Table.
(2)	Leonard Miller’s shares are owned by limited partnerships. Corporations or other entities which are directly or indirectly wholly-owned by Mr. Miller are the general partners of the limited partnerships. The limited partners consist of Mr. Miller, members of his family, entities directly or indirectly owned by Mr. Miller or members of his family and trusts for their benefit.
(3)	Stuart A. Miller is the trustee, and Stuart A. Miller and Steven J. Saiontz’s wife are beneficiaries, of a trust which holds limited partnership interests in a partnership which owns 9,401,661 shares of Class B Common Stock. Because Leonard Miller owns the corporation which is the sole general partner of the partnership and therefore has sole voting control of the shares, Leonard Miller is shown as the beneficial owner of the shares and neither Stuart A. Miller nor Steven J. Saiontz is shown as a beneficial owner of those shares.
(4)	Does not include 9,000 shares of Class B Common Stock held by Steven J. Saiontz’s wife.
(5)	Less than 1%.

      Because each outstanding share of Class B Common Stock is entitled to ten votes, Leonard Miller is entitled to 96,737,980 votes, which is 63.8% of the combined votes which may be cast by all the holders of Common Stock and Class B Common Stock, and all directors and officers as a group are entitled to 97,913,760 votes, which is 64.6% of the combined votes which may be cast by all the holders of Common Stock and Class B Common Stock.

ELECTION OF DIRECTORS

      Our directors are divided into three classes. The directors serve for terms of three years, and the term of one class of directors expires each year. Our Certificate of Incorporation and By-Laws provide that each class will have the highest whole number of directors obtained by dividing the number of directors constituting the whole Board by three, with any additional directors allocated, one to a class, to the classes designated by the Board of Directors. The persons named in the accompanying proxy will vote for the following three people as directors to serve until the 2005 Annual Meeting of Stockholders:

		Director	Term
Name of Director	Age	Since	Expires

Nominated to serve until the 2005 Annual Meeting of Stockholders
Stuart A. Miller(1)	44	1990	2002
Steven J. Saiontz(1)	43	1990	2002
Robert J. Strudler	59	2000	2002
Information about Directors whose terms are not expiring
Steven L. Gerard	56	2000	2003
Jonathan M. Jaffe	42	1997	2003
Sidney Lapidus	64	1997	2003
Hervé Ripault	61	2000	2003
Irving Bolotin	69	1974	2004
R. Kirk Landon	72	1999	2004
Leonard Miller(1)	69	1969	2004
Donna E. Shalala	61	2001	2004

(1)	Executive Committee member.

      Stuart A. Miller has been our President and Chief Executive Officer since April 1997. For more than five years prior to that, he was one of our Vice Presidents. He is the Chairman of the Board of LNR Property Corporation, our former wholly-owned subsidiary which we spun-off in October 1997. He is a Director of Union Bank of Florida. Mr. Miller is the son of Leonard Miller and brother-in-law of Steven J. Saiontz.

      Steven J. Saiontz has been the Chief Executive Officer and a Director of LNR Property Corporation since June 1997. For more than five years before that, he was the President of Lennar Financial Services, Inc., a wholly-owned subsidiary of ours. He is a Director of Union Bank of Florida. Mr. Saiontz is the son-in-law of Leonard Miller and brother-in-law of Stuart A. Miller.

      Robert J. Strudler was elected as our Vice Chairman of the Board and Chief Operating Officer upon the merger of U.S. Home Corporation into a subsidiary of ours on May 3, 2000. Prior to joining our Company, Mr. Strudler was Chairman and Co-Chief Executive Officer of U.S. Home Corporation since May 1986. Mr. Strudler served as Chairman of the High Production Home Builders Council of the National Association of Home Builders from 1991 to 1994. In 2000, Mr. Strudler was inducted into the National Association of Home Builders Hall of Fame.

      Steven L. Gerard is the Chief Executive Officer and a Director of Century Business Services, Inc. From July 1997 to October 2000, Mr. Gerard was Chairman and Chief Executive Officer of Great Point Capital, Inc. Mr. Gerard was previously Chairman and Chief Executive Officer of Triangle Wire & Cable, Inc., and its successor, Ocean View Capital, Inc., from September 1992 to July 1997. Mr. Gerard is also a Director of

Fairchild Corporation, Aviation Sales Company and Joy Global, Inc. Mr. Gerard joined our Board upon the merger of U.S. Home Corporation into a subsidiary of ours on May 3, 2000.

      Jonathan M. Jaffe has been one of our Vice Presidents since 1994. For more than five years before that, he held executive positions with several of our subsidiaries.

      Sidney Lapidus has been a Partner of Warburg, Pincus & Co. and a Managing Director of E.M. Warburg, Pincus & Co., LLC (and its predecessor) since 1974 and has been with Warburg Pincus since 1967. Mr. Lapidus currently serves on the Boards of Directors of Information Holding, Inc., Knoll, Inc. and Radio Unica Communications Corp., as well as a number of private companies.

      Hervé Ripault has been an Associate of Optigestiom S.A., a French fund management company, since November 1991. Mr. Ripault retired in October 1991 as Chairman of the Board of Delahaye — Ripault, S.A., Agent de Change, a member of the Paris Stock Exchange, Paris, France. Mr. Ripault had been associated with that firm from June 1985 until his retirement. Mr. Ripault was associated with Société des Maisons Phénix, a homebuilding company in France, from 1979 to 1985, during which time he was Executive Vice President — Finance. Mr. Ripault joined our Board upon the merger of U.S. Home Corporation into a subsidiary of ours on May 3, 2000.

      Irving Bolotin was a Senior Vice President of our Company until he retired on December 31, 1998. He had held that position for more than five years before his retirement. Mr. Bolotin also serves on the Board of Directors of Rechtien International Trucks, Inc.

      R. Kirk Landon is the President of The Kirk Foundation, President of The Kirk A. and Dorothy P. Landon Foundation, Chairman of Innovative Surveillance Technology and Chairman of Orange Clothing Company. He is also Vice Chairman of the Board of Trustees of Barry University. From 1980 to 1999 he was Chairman of the Board of American Bankers Insurance Group and from 1991 to 1998, he was a Director of the Federal Reserve Bank, Atlanta/Miami Branch.

      Leonard Miller is our Chairman of the Board. He is a founder of Lennar, and from our founding in 1969 until April 1997, Mr. Miller was our President and Chief Executive Officer. He is the former Chairman of the Board of Trustees of the University of Miami, and currently is the Chairman of the South Florida Annenberg Challenge, Chairman of the Board and a Director of Union Bank of Florida and a Director of LNR Property Corporation. Mr. Miller is the father of Stuart A. Miller and the father-in-law of Steven J. Saiontz.

      Donna E. Shalala is Professor of Political Science and President of the University of Miami. She served as U.S. Secretary of Health and Human Services from January 1993 to January 2001. She was Chancellor of the University of Wisconsin — Madison from 1987 to 1993. Dr. Shalala also served as the President of Hunter College from 1980 to 1987, and as Assistant Secretary at HUD during the Carter administration. A distinguished political economist, she has been a professor at Syracuse University, Columbia University of New York and the University of Wisconsin. Dr. Shalala is a member of the Council on Foreign Relations, a Director of Gannett Co., Inc. and trustee of the Henry J. Kaiser Family Foundation.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the annual compensation, long-term compensation and all other compensation for our Chief Executive Officer and for the four additional executive officers who together were our five highest paid executive officers for the year ended November 30, 2001:

Summary Compensation Table

						Long-Term Compensation

						Awards		Payouts
			Annual Compensation
						Restricted			All Other
					Other Annual	Stock	Options/	LTIP	Compensation
Name and Principal Position	Year		Salary($)	Bonus(1)($)	Compensation($)	Awards(2)($)	SARs	Payouts($)	(3)($)

Stuart A. Miller	2001		600,000	5,775,100	—	—	—	—	6,700
President and Chief	2000		600,000	2,817,300	—	1,843,750	—	—	6,800
Executive Officer	1999		600,000	2,141,100	—	—	—	—	6,700
Robert J. Strudler	2001		800,000	2,038,300	—	—	—	—	7,500
Vice Chairman and	2000	(4)	475,000	1,200,000	—	921,875	—	—	6,200
Chief Operating Officer	1999	(4)	—	—	—	—	—	—	—
Jonathan M. Jaffe	2001		500,000	1,782,900	—	—	—	—	6,700
Vice President	2000		400,000	1,408,400	—	1,843,750	—	—	6,800
	1999		400,000	1,484,700	—	—	—	—	6,700
Bruce E. Gross	2001		450,000	540,000	—	—	—	—	6,700
Vice President and	2000		425,000	425,000	—	1,106,250	—	—	6,700
Chief Financial Officer	1999		400,000	155,600	—	—	—	—	6,400
Allan J. Pekor	2001		300,000	525,000	—	—	—	—	6,700
Vice President	2000		300,000	457,300	—	553,125	—	—	6,800
	1999		300,000	376,500	—	—	—	—	6,400

(1)	Annual bonus represents amount earned during the year. Cash payment of a portion of the bonus may be deferred to subsequent years.
(2)	At November 30, 2001, a total of 146,325 shares of Common Stock, with an aggregate market value of $5,443,290 on that day, were held in employees’ accounts under our Employee Stock Ownership/401(k) Plan. All shares in the accounts of employees with more than five years of service are vested. Shares in the accounts of other employees vest over five years. Holders of both vested and non-vested shares are entitled to the dividends, and to vote, on the shares. The shares held in employees’ accounts on November 30, 2001 included 8,119 shares in Stuart A. Miller’s account (with a market value on that day of $302,027), 1,117 shares in Jonathan M. Jaffe’s account (with a market value on that day of $41,552) and 5,990 shares in Allan J. Pekor’s account (with a market value on that day of $222,828). All shares held in these officers’ accounts were vested.

At November 30, 2001, a total of 835,000 restricted shares of Common Stock, with an aggregate market value of $31,062,000 on that day, had been issued to employees under our 2000 Stock Option and Restricted Stock Plan. The shares were issued in fiscal 2000 and vest over five years. Unvested shares are forfeited upon termination of employment. Holders of restricted shares are entitled to the dividends on the shares and can vote the shares. The restricted shares outstanding on November 30, 2001 included 100,000 shares for Stuart A. Miller (with a market value on that day of $3,720,000), 50,000 shares for Robert J. Strudler (with a market value on that day of $1,860,000), 100,000 shares for Jonathan M. Jaffe (with a market value on that day of $3,720,000), 60,000 shares for Bruce E. Gross (with a market value on that day of $2,232,000) and 30,000 shares for Allan J. Pekor (with a market value on that day of $1,116,000).

(3)	Consists of matching payments by us under the 401(k) aspect of our Employee Stock Ownership/401(k) Plan, term life insurance premiums and long-term disability insurance premiums paid by us as follows:

					Long-Term
			401(k)	Term Life	Disability
			Match($)	Insurance($)	Insurance($)

Stuart A. Miller	2001		5,100	900	700
	2000		5,100	1,000	700
	1999		4,800	1,100	800
Robert J. Strudler	2001		5,100	1,900	500
	2000	(4)	5,100	900	200
	1999	(4)	—	—	—
Jonathan M. Jaffe	2001		5,100	900	700
	2000		5,100	1,000	700
	1999		4,800	1,100	800
Bruce E. Gross	2001		5,100	900	700
	2000		5,100	900	700
	1999		4,800	800	800
Allan J. Pekor	2001		5,100	900	700
	2000		5,100	1,000	700
	1999		4,800	800	800

(4)	Does not include compensation from U.S. Home Corporation before we acquired it on May 3, 2000.

    Directors who are not our employees are paid annual fees of $10,000 plus $2,500 for each Board Meeting attended in person, $500 for each Board Meeting in which they participate by conference communications equipment and $500 per day for committee meetings in which they participate as a member that are held on days that Board Meetings are not held. Directors may elect to defer payment of fees until their retirement, resignation or death. Directors may elect to receive the deferred payments in cash or shares of our Common Stock. Directors who are not our employees are also granted, as of the date of each annual stockholders’ meeting, options to purchase 1,000 shares of our Common Stock at a price equal to the market value of the stock on that date. The options become exercisable on the one year anniversary of the grant date. Directors who are also our employees receive no additional remuneration for services as directors.

      The following table sets forth information about options which were granted to our Chief Executive Officer and to our four additional highest paid executive officers during the fiscal year ended November 30, 2001:

Option/SAR Grants In Last Fiscal Year

	Individual Grants
					Potential Realizable
		Percent of			Value at
	Number of	Total			Assumed Annual Rates
	Securities	Options/	Exercise		of Stock Price Appreciation
	Underlying	SARs Granted	or Base		for Option Term
	Options/SARs	to Employees	Price	Expiration
Name	Granted(#)	in Fiscal Year	($/Sh)	Date	5%($)	10%($)

Stuart A. Miller	4,515	0.57%	36.64	03/06/11	104,038	263,652
	5,485	0.69%	40.30	03/06/06	35,449	102,619
Robert J. Strudler	10,000	1.26%	36.64	03/06/11	230,427	583,947
Jonathan M. Jaffe	10,000	1.26%	36.64	03/06/11	230,427	583,947
Bruce E. Gross	10,000	1.26%	36.64	03/06/11	230,427	583,947
Allan J. Pekor	10,000	1.26%	36.64	03/06/11	230,427	583,947

      The options reflected in the table above were granted under our 2000 Stock Option and Restricted Stock Plan. We typically grant options with vesting periods of 4 years.

      The following table sets forth information about option/SAR exercises in the fiscal year ended November 30, 2001 and option/SAR values as of the end of that year for our Chief Executive Officer and our four additional highest paid executive officers:

Aggregated Option/SAR Exercises In Last Fiscal Year and

Fiscal Year-End Option/SAR Values

			Number of
			Securities		Value of
			Underlying		Unexercised
			Unexercised		In-the-Money
			Options/SARs		Options/SARs
			at Fiscal		at Fiscal
			Year-End(#)		Year-End($)(2)
	Shares
	Acquired on	Value	Exercisable(E)/		Exercisable(E)/
Name	Exercise	Realized($)(1)	Unexercisable(U)		Unexercisable(U)

Stuart A. Miller	150,000	5,414,955	273,000	(E)	7,127,192	(E)
			79,000	(U)	1,412,711	(U)
Robert J. Strudler	33,333	843,283	—	(E)	—	(E)
			76,667	(U)	1,250,274	(U)
Jonathan M. Jaffe	33,750	1,135,041	85,500	(E)	1,806,720	(E)
			147,250	(U)	2,913,470	(U)
Bruce E. Gross	—	—	21,484	(E)	413,978	(E)
			49,000	(U)	763,100	(U)
Allan J. Pekor	31,848	892,192	6,279	(E)	158,706	(E)
			93,114	(U)	2,081,633	(U)

(1)	Based upon the difference between the exercise prices of the options/SARs and the market prices of our Common Stock on the dates on which the stock options were exercised.
(2)	Based upon the difference between the exercise prices of the options/SARs and the last reported sale price of our Common Stock on November 30, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our directors, officers and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us, we believe that all filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were complied with during the year ended November 30, 2001, except that when Messrs. Leonard Miller, Stuart A. Miller and Steven J. Saiontz made charitable gifts of common stock in December 2000 and when Craig Johnson transferred shares to a trust for estate planning purposes, they did not timely file Form 4s.

INFORMATION REGARDING THE BOARD OF DIRECTORS

      Our Board has established an Audit and Nominating Committee, a Compensation Committee, a Stock Option Committee, a Directors and Officers Stock Option Committee and an Independent Directors Committee.

      The Audit and Nominating Committee consisted of Messrs. Rosen, Lapidus and Reuben Leibowitz until January 24, 2001, Messrs. Rosen and Lapidus from that date to March 2, 2001 and Messrs. Rosen, Landon and Gerard from March 2, 2001, until Mr. Rosen’s death on October 18, 2001. On January 10, 2002, Irving Bolotin was added to the Committee. This Committee met four times during fiscal 2001. Its principal functions are: recommending to the full Board the engagement of independent auditors for the ensuing year, reviewing the scope of non-audit services performed for us by the independent auditors, reviewing the independent auditors’ recommendations for improvements of internal controls and reviewing the scope of work, findings and conclusions of our internal audit department. In addition, it reviews possible candidates for election to our Board of Directors.

      The Compensation Committee consisted of Messrs. Rosen, Landon and Leibowitz until January 24, 2001, Messrs. Rosen and Landon from that date to March 2, 2001 and Messrs. Rosen, Landon and Ripault from March 2, 2001, until Mr. Rosen’s death on October 18, 2001. On January 10, 2002, Irving Bolotin was added to the Committee. The Compensation Committee met three times during fiscal 2001. Its principal functions are: recommending to the full Board compensation arrangements for senior management and recommending to the full Board the adoption and implementation of compensation and incentive plans.

      The Stock Option Committee consists of Messrs. Leonard Miller and Stuart Miller. The Stock Option Committee met six times during fiscal 2001. Its principal functions are: granting options and awarding restricted stock under our stock option plans, setting the terms of these options or restricted stock awards and administering the stock option plans. In some instances, Stock Option Committee awards of stock options are subject to Board of Directors approval.

      The Directors and Officers Stock Option Committee was created to administer the issuance of stock options, stock appreciation rights and restricted stock awards to officers and directors of our Company under our 2000 Stock Option and Restricted Stock Plan. The Committee consisted of Messrs. Rosen, Landon and Leibowitz from December 1, 2000 to January 24, 2001, Messrs. Rosen and Landon from that date to March 2, 2001 and Messrs. Rosen, Landon and Ripault from March 2, 2001 until Mr. Rosen’s death on October 18, 2001. On January 10, 2002, Irving Bolotin was added to the Committee. The Directors and Officers Stock Option Committee met three times during fiscal 2001.

      Our by-laws require that any significant transactions that we have with LNR Property Corporation or its subsidiaries, including significant decisions regarding Lennar Land Partners (a land joint venture of which we and LNR each own 50%), be approved by an Independent Directors Committee, which consists entirely of members of our Board who are not directors of LNR, or officers or employees of LNR or us. The Independent Directors Committee consisted of Messrs. Lapidus, Landon and Leibowitz until January 24, 2001, Messrs. Lapidus and Landon from that date to March 2, 2001, and Messrs. Lapidus, Landon and Bolotin from March 2, 2001 forward. The Committee met once during fiscal 2001.

      Our Board normally meets quarterly, but holds additional special meetings when required. During fiscal 2001, the Board met six times. Each Director attended at least two-thirds of the total number of meetings of the Board which were held while he or she was a Director and at least two-thirds of the total number of meetings of each committee of the Board on which he or she served.

REPORT OF THE AUDIT AND NOMINATING COMMITTEE

      The Audit and Nominating Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit and Nominating Committee operates pursuant to an Audit Committee Charter, which was approved and adopted by the Board of Directors. Each member of the Audit and Nominating Committee is independent in the judgment of the Company’s Board of Directors and as required by the listing standards of the New York Stock Exchange. In fulfilling its oversight responsibilities, the Audit and Nominating Committee reviewed the Company’s audited financial statements for the year ended November 30, 2001 with management, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Audit and Nominating Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit and Nominating Committee has received and reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed the auditors’ independence with the auditors.

      Based on the reviews and discussions referred to above, the Audit and Nominating Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended November 30, 2001 for filing with the Securities and Exchange Commission. The Audit and Nominating Committee’s recommendation was considered and approved by the Board of Directors.

R. KIRK LANDON, Chairman
STEVEN L. GERARD
IRVING BOLOTIN

REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors presents this report to describe the compensation policies it applied with regard to our executive officers for fiscal 2001, and the basis for the compensation of Stuart A. Miller, who served as our President and Chief Executive Officer during fiscal 2001.

      Each year, the Compensation Committee reviews the compensation of each of our employees and each employee of our subsidiaries whose base salary for the prior year exceeded a specified amount ($200,000 for the year 2001). This review includes salary for the prior year, the anticipated bonus, if any, for the prior year (the actual bonus usually has not yet been computed) and management’s recommendations as to salary and bonus formulae for the following year (except that there is no management recommendation as to the Chief Executive Officer). The bonus formulae for our highest paid executive officers and other senior employees are based on consolidated pretax income, return on net assets/return on net capital and other factors that vary depending on an employee’s responsibilities.

      The Compensation Committee almost always accepts our management’s recommendations as to all but our highest paid executive officers. This is because our management is more familiar than anyone on the Compensation Committee with the individual employees, with prevailing levels of compensation in areas in which particular employees work and with other factors affecting compensation decisions. Additionally, our management has primary responsibility for hiring and motivating employees, and for profitability of operations. However, the Compensation Committee believes that its review of the compensation of everyone who has received more than a specified amount per year has helped ensure that management’s compensation decisions have been made responsibly, and have promoted our policy of attempting to compensate employees in the mid-range of what is customary for comparable work in applicable geographic areas.

      The Compensation Committee reviews in greater depth the recommendations of the Chief Executive Officer regarding compensation of our most highly paid executive officers. This review includes both proposed salaries and bonus formulae.

      At meetings in January, April and June of 2001, the Compensation Committee reviewed the compensation of Stuart A. Miller, our Chief Executive Officer. The Compensation Committee discussed the contributions Mr. Miller had made as our primary executive officer, and his expected future contributions. The committee determined Mr. Miller’s compensation with regard to fiscal 2001 to be a base salary of $600,000, plus a bonus based on our consolidated pretax income, the percentage of which can vary from 0.50% to 1.00% depending on our return on net capital during the fiscal year. Mr. Miller also received during fiscal year 2001, for serving as Chairman of the Board of LNR Property Corporation, a base salary of $300,000 plus 0.50% of its consolidated pretax income.

      At its January, April and June of 2001 meetings, the Compensation Committee also reviewed in detail the compensation recommendations regarding the four additional most highly paid executive officers. Specifically, the committee approved the compensation of Bruce E. Gross, Jonathan M. Jaffe, Allan J. Pekor and Robert J. Strudler.

R. KIRK LANDON, Chairman
HERVÉ RIPAULT
IRVING BOLOTIN

Compensation Committee Interlocks And Insider Participation

      Arnold P. Rosen, who served on our Compensation Committee until his death in October of 2001, was our Executive Vice President until his retirement in 1977. Irving Bolotin, who was elected to the Compensation Committee in January of 2002, was our Senior Vice President until his retirement in December of 1998.

PERFORMANCE GRAPH

      The following graph compares the five-year cumulative total return of our Common Stock, assuming the reinvestment of dividends, with the Dow Jones U.S. Total Market Index and the Dow Jones Home Construction Index:

Comparison Of Five Year Cumulative Total Return

Fiscal Year Ending November 30
(1996=$100)

	1996	1997	1998	1999	2000	2001

Lennar Corporation	$100	$196	$209	$154	$298	$350
Dow Jones U.S. Total Market Index	100	128	153	186	178	157
Dow Jones Home Construction Index	100	143	139	103	161	207

      The graph assumes $100 invested on November 30, 1996 in Lennar Common Stock, the Dow Jones U.S. Total Market Index and the Dow Jones Home Construction Index with the reinvestment of all dividends, including the Company’s distribution to stockholders of LNR Property Corporation Common Stock on October 31, 1997. For the purpose of this chart, the LNR distribution is treated as a nontaxable cash dividend that would have been converted to additional Lennar shares.

OTHER MATTERS

      Our management does not know of any matters other than those described in this proxy statement which will be presented for action at the meeting. If any other matters properly come before the meeting, or any adjournments, the person or persons voting the management proxies will vote them in accordance with their best judgment.

AUDITORS

      Deloitte & Touche LLP audited our financial statements for the year ended November 30, 2001. We expect representatives of that firm to be present at the Annual Meeting of Stockholders to answer questions. We will give them an opportunity to make a statement if they wish to do so.

Audit Fees

      The aggregate fees billed by Deloitte & Touche LLP for professional services and related expenses rendered for the audit of the Company’s annual financial statements for the fiscal year ended November 30, 2001 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $725,000.

All Other Fees

      The aggregate fees billed by Deloitte & Touche LLP for services and related expenses rendered to the Company, other than the services described above, were $883,000, including fees for audit related services of approximately $258,000 and fees for non-audit services of $625,000. Audit related services generally include consents and comfort letters, audits of the Company’s employee benefit plans, assistance in understanding and applying financial accounting and reporting standards and accounting assistance with proposed transactions. Non-audit services are primarily non-consultative in nature and include tax compliance services and tax return preparation. The Audit and Nominating Committee has considered whether the provision of those non-audit services is compatible with maintaining the auditors’ independence and determined that it is.

      The Board of Directors has not at this time selected an accounting firm to audit our financial statements for the year ending November 30, 2002. We will discuss the selection at meetings of the Audit and Nominating Committee and of the Board of Directors scheduled for April 2002.

STOCKHOLDERS’ PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

      We must receive any proposals that stockholders wish to be included in next year’s proxy statement at our principal executive offices at 700 N.W. 107th Avenue, Miami, Florida 33172 no later than November 8, 2002.

By Order of the Board of Directors

DAVID B. McCAIN
Secretary

Dated: March 8, 2002

DETACH HERE

700 N.W. 107th Avenue
Miami, Florida 33172

Proxy for 2002 Annual Meeting
This Proxy is Solicited on Behalf of the Board of Directors

By signing this proxy, the stockholder of Lennar Corporation appoints Leonard Miller, Stuart A. Miller, David B. McCain, or any one or more of them present, with full power of substitution, as attorneys and proxies of the stockholder to appear at the Annual Meeting of the Stockholders of LENNAR CORPORATION to be held at the Doral Park Golf and Country Club, 5001 N.W. 104th Avenue, Miami, Florida on Tuesday, April 2, 2002, and at any and all adjournments of that meeting, and to act for the stockholder and vote all shares of Class B Common Stock of LENNAR CORPORATION standing in the name of the stockholder, with all the powers the stockholder would possess if personally present at the meeting, as follows on the reverse side.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)	SEE REVERSE SIDE

LENNAR CORPORATION

          c/o EquiServe
          P.O. Box 43068
          Providence, RI 02940

DETACH HERE

☒	Please mark votes as in this example

The Board of Directors solicits this proxy. This proxy when properly executed will be voted in the manner directed. If no direction is made, this proxy will be voted for all the listed nominees for election of directors.

1.	Election of Directors: Nominees: (01) Stuart A. Miller, (02) Steven J. Saiontz and (03) Robert J. Strudler
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐					2.	In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.
For all nominees except as noted above
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature:	Date:	Signature:	Date:

DETACH HERE

700 N.W. 107th Avenue
Miami, Florida 33172

Proxy for 2002 Annual Meeting
This Proxy is Solicited on Behalf of the Board of Directors

By signing this proxy, the stockholder of Lennar Corporation appoints Leonard Miller, Stuart A. Miller, David B. McCain, or any one or more of them present, with full power of substitution, as attorneys and proxies of the stockholder to appear at the Annual Meeting of the Stockholders of LENNAR CORPORATION to be held at the Doral Park Golf and Country Club, 5001 N.W. 104th Avenue, Miami, Florida on Tuesday, April 2, 2002, and at any and all adjournments of that meeting, and to act for the stockholder and vote all shares of Common Stock of LENNAR CORPORATION standing in the name of the stockholder, with all the powers the stockholder would possess if personally present at the meeting, as follows on the reverse side.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)	SEE REVERSE SIDE

LENNAR CORPORATION

          c/o EquiServe
          P.O. Box 43068
          Providence, RI 02940

DETACH HERE

☒	Please mark votes as in this example

The Board of Directors solicits this proxy. This proxy when properly executed will be voted in the manner directed. If no direction is made, this proxy will be voted for all the listed nominees for election of directors.

1.	Election of Directors: Nominees: (01) Stuart A. Miller, (02) Steven J. Saiontz and (03) Robert J. Strudler
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐					2.	In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.
For all nominees except as noted above
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature:	Date:	Signature:	Date: